UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: January 7, 2005
Commission File No. 1-8968

ANADARKO PETROLEUM CORPORATION
1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
(832) 636-1000

Incorporated in the State of Delaware	Employer Identification No. 76-0146568

Item 7.01 Regulation FD Disclosure

On January 7, 2005, Anadarko announced an increase in expected share repurchases. This information is contained in the press release included in this report as Exhibit 99.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits
99 Anadarko Press Release, dated January 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

ANADARKO PETROLEUM CORPORATION
(Registrant)

January 7, 2005	By:	/s/ Diane L. Dickey
Diane L. Dickey - Vice President and Controller